                                  EXHIBIT 99.1


               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The unaudited pro forma condensed financial statements set forth below for Measurement Specialties, Inc., ("MSI") give effect to the sale of all of the outstanding stock of Terraillon Holdings Limited ("Terraillon"), a European manufacturer of branded consumer bathroom and kitchen scales.

The pro forma financial statements are derived from (i) the historical unaudited financial statements of MSI for the three months ended June 30, 2002, and (ii) the historical audited financial statements of MSI for the year ended March 31, 2002. The unaudited pro forma condensed balance sheet as of June 30, 2002 assumes the sale of Terraillon was completed as of that date and reflects the pro forma adjustments to give effect to this sale. The sale of Terraillon was reflected as a discontinued operation in MSI's unaudited financial statements for the three months ended June 30, 2002, consistent with Financial Accounting Standard No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." The unaudited pro forma condensed statement of operations for the year ended March 31, 2002 assumes the sale of Terraillon was effective August 2001 (date of acquisition), and reflects the pro forma adjustments to give effect to this sale.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed financial statements presented herein do not necessarily represent the results of operations or financial position that MSI would have obtained had the sale of Terraillon occurred at the beginning of the periods presented, as assumed, and are not intended to project the financial position or results of operations of MSI at or for any future date or period. The unaudited pro forma condensed financial statements should be read in conjunction with MSI's most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission.

                          MEASUREMENT SPECIALTIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                      JUNE 30, 2002
                                                                      -------------
                                                                        PRO FORMA
($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)     HISTORICAL     ADJUSTMENT     PRO FORMA
----------------------------------------------------     ----------     ----------     ---------

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                               $  1,747       $     --       $  1,747
  Accounts receivable, trade, net                           12,444             --         12,444
  Inventories                                               18,028             --         18,028
  Assets held for sale                                      36,115        (33,084)(b)      3,031
  Receivable from sale of Terriallon                            --          1,282 (b)      1,282
  Due from receiver                                            860             --            860
  Prepaid expenses and other current assets                  2,173             --          2,173
                                                          --------       --------       --------
    Total current assets                                    71,367        (31,802)        39,565
                                                          --------       --------       --------

PROPERTY AND EQUIPMENT, NET                                 13,834             --         13,834
                                                          --------       --------       --------

OTHER ASSETS:
  Goodwill, net                                              4,191             --          4,191
  Other assets                                                 361             --            361
                                                          --------       --------       --------
    Total assets                                             4,552             --          4,552
                                                          --------       --------       --------
                                                          $ 89,753       $(31,802)      $ 57,951
                                                          ========       ========       ========

              See Notes to Pro Forma Condensed Financial Statements

                          MEASUREMENT SPECIALTIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                               JUNE 30, 2002
                                                                               -------------
                                                                                 PRO FORMA
($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)                HISTORICAL   ADJUSTMENT       PRO FORMA
----------------------------------------------------                ----------   ----------       ---------
LIABILITIES  AND  SHAREHOLDERS'  EQUITY

CURRENT LIABILITIES:
  Current portion of long term debt                                   $ 27,030    $ (16,668)(b)    $ 10,362
  Accounts payable                                                      15,534           --          15,534
  Accrued compensation                                                   2,450           --           2,450
  Liabilities held for sale                                             17,918      (17,064)(b)         854
  Accrued expenses and other current liabilities                         5,297          256(b)        5,553
                                                                      --------    ---------        --------
    Total current liabilities                                           68,229      (33,476)         34,753

OTHER LIABILITIES:
  Other liabilities                                                      1,140           --           1,140
                                                                      --------    ---------        --------
    Total liabilities                                                   69,369      (33,476)         35,893
                                                                      --------    ---------        --------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Serial preferred stock; 221,756 shares authorized; none
    outstanding                                                             --           --              --
  Common stock, no par; 20,000,000 shares authorized; 11,912,958
    shares issued and outstanding                                        5,502           --           5,502
  Additional paid-in capital                                            42,463           --          42,463
  Accumulated (deficit) earnings                                       (26,289)         340(b)      (25,949)
  Accumulated other comprehensive income (loss)                         (1,292)       1,334(b)           42
                                                                      --------    ---------        --------
           Total shareholders' equity                                   20,384        1,674          22,058
                                                                      --------    ---------        --------
                                                                      $ 89,753    $ (31,802)       $ 57,951
                                                                      ========    =========        ========

              See Notes to Pro Forma Condensed Financial Statements

                          MEASUREMENT SPECIALTIES, INC
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                FOR THE THREE MONTHS ENDED JUNE 30, 2002
                                                                ----------------------------------------
                                                                              PRO FORMA
($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)       HISTORICAL         ADJUSTMENT            PRO FORMA
----------------------------------------------------       ----------         ----------            ---------
Net sales                                                 $     23,646       $         --          $     23,646
Cost of goods sold                                              15,862                 --                15,862
                                                          ------------       ------------          ------------
       Gross profit                                              7,784                 --                 7,784
                                                          ------------       ------------          ------------
Operating expenses (income):
  Selling, general and administrative                            8,037                 --                 8,037
  Research and development                                         934                 --                   934
  Customer funded development                                     (276)                --                  (276)
  Goodwill and other impairments                                    --                 --                    --
  Restructuring and other costs                                    593                 --                   593
                                                          ------------       ------------          ------------
     Total operating expenses                                    9,288                 --                 9,288
                                                          ------------       ------------          ------------
        Operating loss                                          (1,504)                --                (1,504)
  Interest expense, net                                            720               (300)(c)               420
   Other expense (income)                                          (57)                --                   (57)
                                                          ------------       ------------          ------------
Loss from continuing operations before income
    taxes                                                       (2,167)               300                (1,867)
       Income tax benefit                                           --                 --                    --
                                                          ------------       ------------          ------------
Loss from continuing operations
                                                          $     (2,167)      $        300          $     (1,867)
                                                          ============       ============          ============

Loss per common share - Basic and Diluted
   Loss from continuing operations                        $      (0.18)                            $      (0.16)
                                                          ============                             ============

Weighted average shares outstanding                         11,899,000                               11,899,000
                                                          ============                             ============

              See Notes to Pro Forma Condensed Financial Statements

                          MEASUREMENT SPECIALTIES, INC
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                            FOR THE YEAR ENDED MARCH 31, 2002
                                                                            ---------------------------------
                                                                                                  PRO FORMA
($ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)       HISTORICAL        TERRAILLON(A)       ADJUSTMENT             PRO FORMA
----------------------------------------------------       ----------        -------------       ----------             ---------
Net sales                                                 $    132,619       $    (29,391)      $         --          $    103,228
Cost of goods sold                                              97,611            (23,762)                --                73,849
                                                          ------------       ------------       ------------          ------------
       Gross profit                                             35,008             (5,629)                --                29,379
                                                          ------------       ------------       ------------          ------------
Operating expenses (income):
  Selling, general and administrative                           44,464             (5,425)               680(d)             39,719
  Research and development                                       6,591                 --                 --                 6,591
  Customer funded development                                   (1,784)                --                 --                (1,784)
  Goodwill and other impairments                                 7,479                 --                 --                 7,479
  Restructuring and other costs                                  1,413                 --                 --                 1,413
                                                          ------------       ------------       ------------          ------------
     Total operating expenses                                   58,163             (5,425)               680                53,418
                                                          ------------       ------------       ------------          ------------
        Operating loss                                         (23,155)              (204)              (680)              (24,039)
  Interest expense, net                                          2,681                 --               (750)(c)             1,931
   Other expense (income)                                          441                 --                 --                   441
                                                          ------------       ------------       ------------          ------------
Loss from continuing operations before income
    taxes and cumulative effect of accounting change           (26,277)              (204)                70               (26,411)
       Income tax benefit                                        2,522                 --                 --                 2,522
                                                          ------------       ------------       ------------          ------------
Loss from continuing operations before cumulative
    effect of accounting change                           $    (28,799)      $       (204)      $         70          $    (28,933)
                                                          ============       ============       ============          ============

Loss per common share - Basic and Diluted
   Loss from continuing operations                        $      (2.73)                                               $      (2.75)
                                                          ============                                                ============

Weighted average shares outstanding                         10,531,000                                                  10,531,000
                                                          ============                                                ============

              See Notes to Pro Forma Condensed Financial Statements

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                             (AMOUNTS IN THOUSANDS)


(a) Represents the results of operations of Terraillon for the period from August 2001 (date of acquisition) through March 31, 2002, which are deducted to reflect the sale of these assets.

(b) Adjustment to reflect consideration received for the sale of Terraillon, which is reflected in the pro forma condensed balance sheet as assets and liabilities held for sale, consisting of the following:

      (i) Net cash consideration of $16,688 ($22,319, selling price less escrow of $2,281 and estimated legal and other expenses of $3,350) used to repay debt;

      (ii) Net assets of Terraillon of $17,610 consisting of assets of $33,084, less liabilities of $17,064 plus currency translation adjustment of $1,334;

      (iii) Receivable from sale of Terraillon of $1,282 ($2,281 of escrow less certain estimated purchase price adjustments);

      (iv)  Accrued expense of $256 relating to unpaid other closing expenses;
            and

      (v) Gain on sale of Terraillon is approximately $340, net of tax and subject to further adjustments.

(c) Adjustment to reflect the estimated decrease in interest expense as a result of the $16,668 reduction of bank debt (from the proceeds on sale) at an estimated average rate of 7.2%.

(d) Adjustment to reflect the elimination of selling, general and administrative expense allocation to Terraillon.